UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 2, 2006
UNITED DOMINION REALTY TRUST, INC.
(Exact name of registrant as specified in charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Definitive Material Agreement
ITEM 7.01. Regulation FD Disclosure
ITEM 9.01. Financial Statements and Exhibits
Signatures
EXHIBIT INDEX
Description of the Company's Series D Out-Performance Program
Form of Notice of Performance Contingent Restricted Stock Award
Form of Indemnification Agreement
Materials Relating to Mature Market Trends
Presentation Materials

ITEM 1.01.	Entry into a Definitive Material Agreement
     2006 PARS Program and Series D Out-Performance Program
     As reported in our Current Report on Form 8-K dated February 9, 2006, filed with the Securities and Exchange Commission (the “SEC”) on February 15, 2006, on February 10, 2006, the Board of Directors (the “Board”) of United Dominion Realty Trust, Inc. (the “Company”), approved the Company’s Series D Out-Performance Program, pursuant to which certain of our executive officers and other key employees may be given the opportunity to invest in performance shares of United Dominion Realty, L.P., a Delaware limited partnership in which we are the general partner, and the 2006 PARS Program, under which participants are awarded a number of shares of common stock with a target grant date value equal to a percentage of the participant’s base salary. A description of the Series D Out-Performance Program was attached as Exhibit 10.2 to the Company’s Form 8-K dated February 9, 2006.
     On May 2, 2006, the Compensation Committee determined the starting stock price for the measurement period for the Series D Out-Performance Program. The starting stock price for the measurement period was set at $22.94. The initial investment in the program is $830,000, assuming 100% participation. Attached as Exhibit 10.1 to this Form 8-K is a revised description of the Series D Out-Performance Program which reflects this information and includes information regarding participation in the program. Exhibit 10.1 to this report is incorporated herein by reference.
     The form of Notice of Performance Contingent Restricted Stock Award for awards under the 2006 PARS Program on May 2, 2006 is attached as Exhibit 10.2 to this report and is incorporated herein by reference.
     Director and Designated Officer Indemnification Agreements
     On May 2, 2006, the Company entered an indemnification agreement, in the form approved by the Board on May 2, 2006, with each of the following directors: Katherine A. Cattanach, Eric J. Foss, Robert P. Freeman, Jon A. Grove, James D. Klingbeil, Robert C. Larson, Thomas R. Oliver, Lynne B. Sagalyn, Mark J. Sandler, Robert W. Scharar, Thomas W. Toomey and Thomas C. Wajnert . On the same date, the Company entered into an indemnification with each of the following designated officers of the Company: W. Mark Wallis, Christopher D. Genry, Richard A. Giannotti, Martha R. Carlin, Sara Jo Light, Mary Ellen Norwood and David L. Messenger. The Company currently expects that it will enter into indemnification agreements in the same form with any future directors and certain designated officers.
     In general, the indemnification agreements provide that the Company will, to the fullest extent permitted by Maryland law and subject to certain limitations, indemnify the director and the designated officer against certain expenses (including attorneys’ fees), judgments, fines, penalties and settlement amounts that may be incurred in connection with the defense or settlement of any claim, criminal, civil or administrative action or proceeding to which the director and the designated officer becomes subject in connection with the director’s service as a director of the Company or the designated officer’s employment with the Company. The agreements provide for indemnification rights regarding both third-party claims and proceedings brought by or in the right of the Company. In addition, the indemnification agreements provide for the mandatory advancement of expenses incurred by the indemnitee in connection with any proceeding covered by the agreement to the fullest extent permitted by Maryland law. The indemnification agreements also establish certain procedures and presumptions that apply in determining whether the director and the designated officer are entitled to indemnification. The indemnification agreements do not exclude any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled, including any rights arising under the charter or bylaws of the Company, or Maryland law. The form of indemnification agreement is filed as Exhibit 10.3 to this report and is incorporated herein by reference.

ITEM 7.01.	Regulation FD Disclosure.
     Beginning May 8, 2006, the information included as Exhibit 99.1 to this report will be available on the Company’s website.
     The information included as Exhibit 99.2 to this report will be made available to investors beginning May 8, 2006.
     The information contained in Exhibits 99.1 and 99.2 is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, unless such filing specifically incorporates the information by reference.

ITEM 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

10.1	Description of the Company’s Series D Out-Performance Program

10.2	Form of Notice of Performance Contingent Restricted Stock Award

10.3	Form of Indemnification Agreement

10.4	Description of the New Out-Performance Program (incorporated by reference to Exhibit 10.01 to the Company’s Current Report on Form 8-K dated May 3, 2005 and filed with the Commission on May 9, 2005, Commission File No. 1-10524)

99.1	Materials Relating to Mature Market Trends as of March 2006

99.2	Presentation Materials

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.

Date: May 8, 2006	/s/ David L. Messenger

David L. Messenger
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Description of the Company’s Series D Out-Performance Program

10.2	Form of Notice of Performance Contingent Restricted Stock Award

10.3	Form of Indemnification Agreement

10.4	Description of the New Out-Performance Program (incorporated by reference to Exhibit 10.01 to the Company’s Current Report on Form 8-K dated May 3, 2005 and filed with the Commission on May 9, 2005, Commission File No. 1-10524)

99.1	Materials Relating to Mature Market Trends as of March 2006

99.2	Presentation Materials